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                                                                     Exhibit 3.1

                                    FILE COPY

                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME

                               Company No. 1101386

The Registrar of Companies for England and Wales hereby  certifies that

AMERICAN BUSINESS SYSTEMS PLC.

having by special resolution changed its name, is now incorporated under the name of

Danka Business Systems PLC

Given at Companies House, London, the 14th June 1991

                                        By:        /s/  C. O. Friend
                                           -------------------------------------
                                              For The Registrar Of Companies

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                                    FILE COPY

                          CERTIFICATE OF INCORPORATION
                                ON CHANGE OF NAME

                                No. 1101386 / 89

I hereby certify that

     NEW COURT NATURAL RESOURCES PUBLIC LIMITED COMPANY

having by special resolution changed its name, is now incorporated under the name of

                         AMERICAN BUSINESS SYSTEMS PLC.

Given under my hand at the Companies Registration Office,

Cardiff the 20th day of January 1987


                                        By:        /s/  Mrs. M. Moss
                                           -------------------------------------
                                                 an authorised officer

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                                    FILE COPY

                          CERTIFICATE OF INCORPORATION
                     ON RE-REGISTRATION AS A PUBLIC COMPANY

                                No. 1101386 / 48

I hereby certify that

     NEW COURT NATURAL RESOURCES PUBLIC LIMITED COMPANY

has this day been re-registered under the Companies Acts 1948 to 1980 as a public company, and that the company is limited.

Dated at Cardiff the        8TH OCTOBER, 1981


                                        By:     /s/  [illegible signature]
                                           -------------------------------------
                                             Assistant Registrar of Companies

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                          CERTIFICATE OF INCORPORATION

                                   No. 1101386

     I hereby certify that

          NEW COURT NATURAL RESOURCES LIMITED

is this day incorporated under the Companies Acts 1948 to 1967 and that the Company is Limited.

Given under my hand at London the       13th March 1973


                                        By:          /s/  N. TAYLOR
                                           -------------------------------------
                                             Assistant Registrar of Companies